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                                                             Exhibit 23.2

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1999 included in LeuokoSite, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                  Arthur Andersen LLP


Boston, Massachusetts
April 9, 1999